                                                                   Exhibit 10.32



                       ASSIGNMENT AND ASSUMPTION OF LEASE
                            (WOODLAND PARK HOSPITAL)

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("ASSIGNMENT") is made and entered into as of January 31, 1998 to be effective on the "Effective Date" (as hereinafter defined) by and between WOODLAND PARK HOSPITAL, INC., an Oregon corporation ("ASSIGNOR") and NAHC OF OREGON, INC., a Tennessee corporation ("ASSIGNEE") with reference to the following facts:

         A. Pursuant to that certain Asset Sale Agreement dated December 22, 1997 ("SALE AGREEMENT") between Assignor, Davenport Medical Center, Inc., EGH, Inc. and Qualicare of Wyoming, Inc. (collectively, as "SELLER"), on the one hand and New American Healthcare Corporation ("BUYER"), on the other hand, Seller has agreed to sell to Buyer and Buyer has agreed to purchase from Seller, substantially all of Seller's assets.

         B. Among the assets included in that transaction, is Woodland Park Hospital ("HOSPITAL"). Assignor leases a portion of the real property upon which the Hospital is located from The Les Ashbar Trust; Ernest B. Martin; The Connie
L. McNight Trust dated April 6, 1993; David L. Harris as Successor Trustee FBO Joan K. Bailey (nka Joan K. Ayala), Marti Ridout and Jan L. Schilded; A.E. Brim; Milton Zusman, Melvin Weinstein; Melvin Weinstein and Anne Weinstein, Trustees U/T/A dated April 7, 1992, Michael Zusman, Steven Zusman, Bruce Weinstein and Lisa Marie Weinstein (collectively, "LESSOR") pursuant to that certain Lease dated December 27, 1968 by and between Woodland Park Corporation, an Oregon corporation (Lessor's predecessor-in-interest) and W.P.H., Inc., an Oregon corporation (Assignor's predecessor-in-interest), as amended by the Amendment to Lease dated March 4, 1971, as assigned by Notice of Assignment of Lease and Authorization for Payment of Lease Rentals dated April 1, 1972 and as further amended by the Second Amendment to Lease dated January 30, 1998 (collectively, "LEASE"). The real property subject to the Lease is more particularly described in EXHIBIT "A" attached hereto and incorporated herein by this reference.

         C. Assignee is a wholly-owned subsidiary of Buyer. Pursuant to the Sale Agreement, Buyer has assigned its right to acquire the Hospital to Assignee.

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. Assignment. Assignor hereby assigns to Assignee all of Assignor's right, title, interest and obligations in, to and under the Lease.

         2. Assumption. Assignee hereby assumes all of Assignor's right, title, interest and obligations in, to and under the Lease and agrees to abide by the terms and conditions thereof as if Assignee were the original lessee thereunder.


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         3. Effective Date. This Assignment shall be effective at 12:01 a.m. on
February 1, 1998 ("EFFECTIVE DATE").

         4. Successors and Assigns. This Assignment shall be binding upon the successors and assigns of both parties.

         5. Governing Law. To the maximum extent possible, this Assignment shall be construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law theory.

         6. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                   Rest of this Page Intentionally Left Blank





                                       2
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         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.


                                       Assignor:

                                       WOODLAND PARK HOSPITAL, INC.


                                       By: /s/ Donald W. Thayer
                                           ----------------------------------
                                       Name: Donald W. Thayer
                                       Title: Vice President


                                       Assignee:

                                       NAHC OF OREGON, INC.


                                       By: /s/ Robert M. Martin
                                           ----------------------------------
                                       Name: Robert M. Martin
                                       Title: President





                                       3
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STATE OF TEXAS           )
                         )   ss
COUNTY OF DALLAS         )

         This instrument was acknowledged before me on January 27, 1998 by DONALD W. THAYER as Vice President of Woodland Park Hospital, Inc.



                                       /s/ Janis A. Hooker
                                       --------------------------------------
                                       Notary Public for Texas
                                       My commission expires: January 7, 2002





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STATE OF TENNESSEE         )
                           )  ss
COUNTY OF DAVIDSON         )

         This instrument was acknowledged before me on January 27, 1998 by ROBERT M. MARTIN as President of NAHC of Oregon, Inc.



                                       /s/ Julie M. Rowenczak
                                       -----------------------------------
                                       Notary Public for Tennessee
                                       My commission expires: May 30, 1999










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STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )

         This instrument was acknowledged before me on January ___, 1998 by DAVID L. HARRIS as Trustee of the Les Ashbar Trust

                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________






STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )


         This instrument was acknowledged before me on January ___, 1998 by ERNEST B. MARTIN

                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________




STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )

         This instrument was acknowledged before me on January ___, 1998 by DAVID L. HARRIS as Trustee of the Connie L. McKnight Trust Dated April 6, 1993



                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________




STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )

         This instrument was acknowledged before me on January____, 1998 by DAVID L. HARRIS as Successor Trustee, FBO Joan K. Bailey (NKA Joan L Ayala), Marti Ridout and Jan L. Schilded

                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________



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STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )


         This instrument was acknowledged before me on January ___, 1998 by A.E. BRIM

                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________




STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )


         This instrument was acknowledged before me on January ___, 1998 by MILTON ZUSMAN


                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________


STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )


         This instrument was acknowledged before me on January __, 1998 by MELVIN WEINSTEIN and ANNE WEINSTEIN, Trustees U/T/A dated April 7,1992


                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________




STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )


         This instrument was acknowledged before me on January ___, 1998 by MICHAEL ZUSMAN


                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________




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STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )


         This instrument was acknowledged before me on January___, 1998 by STEVEN ZUSMAN


                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________


STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )


         This instrument was acknowledged before me on January ___, 1998 by BRUCE WEINSTEIN

                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________



STATE OF _________________     )
                               )    ss
COUNTY OF ________________     )


         This instrument was acknowledged before me on January __, 1998 by LISA MARIE WEINSTEIN


                                       ________________________________________
                                       Notary Public for ______________________
                                       My commission expires:__________________

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

PARCEL I:

The West 230 feet of the following described tract: The South one-half of the Northwest quarter of the Southwest quarter of the Southwest quarter of Section 27, Township 1 North, Range 2 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, except that portion thereof lying within the boundaries of N.E. 102nd Avenue; and except that portion thereof lying within the boundaries of N.E. Hancock Street; and excepting therefrom the South 111 feet thereof.

PARCEL II:

The South one-half of the Northwest quarter of the Southwest quarter of the Southwest quarter of Section 27, Township 1 North, Range 2 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, except that portion thereof lying within the boundaries of N.E. Hancock Street; excepting therefrom the West 230 feet thereof; and excepting the East 25 feet thereof.


PARCEL III:

The following property, located in Section 27, Township 1 North of Range 2 East of the Willamette Meridian, Multnomah County, Oregon:

BEGINNING at the Southwest corner of the South one-half of the Northwest quarter of the Southwest quarter of the Southwest quarter of said Section 27; thence East, along the South line of said legal subdivision, 230 feet; thence North, parallel with the West line of said Section 27, a distance of 111 feet; thence West, parallel with the South line of said legal subdivision, 230 feet to the West line of said Section 27; thence South, along said West line, 111 feet to the place of beginning.